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                                                       EXHIBIT 10(f)



                            SECOND AMENDMENT TO THE

                         LIMITED PARTNERSHIP AGREEMENT

                                      OF

                           EQUUS GAMING COMPANY L.P.

                        a Virginia limited partnership


     THIS SECOND AMENDMENT TO THE LIMITED PARTNERSHIP AGREEMENT OF EQUUS GAMING COMPANY L.P ("Second Amendment"), dated as of the 1st day of August, 1994, by and between Interstate General Company L.P. ("IGC"), a Delaware limited partnership, as a General Partner and as a Limited Partner; and Equus Management Company ("EMC") a Delaware corporation, as a General Partner and as a Limited Partner (except as otherwise provided in this Second Amendment, capitalized terms shall have the meaning set forth in the Agreement, as hereinafter defined);

                             W I T N E S S E T H:

          WHEREAS, IGC and Interstate Business Corporation ("IBC"), a Delaware corporation, entered into that certain Partnership Agreement of Equus Gaming Company, dated September 17, 1993 (the "General Partnership Agreement"), for the purpose of forming a general partnership (the "Original Partnership") under the laws of the Commonwealth of Virginia to engage in the business described therein;

          WHEREAS, the General Partnership Agreement was amended by a First Amendment thereto, dated October 15, 1993, and a Second Amendment thereto, dated December 6, 1993, and was amended and restated by the Amended and Restated Partnership Agreement, dated December 29, 1993;

          WHEREAS, IGC, as General Partner and Limited Partner, and IBC, as a Limited Partner, entered into that certain Limited Partnership Agreement of Equus Gaming Company ("Limited Partnership Agreement") on August 1, 1994, whereby the Original Partnership was converted into a limited partnership ("Partnership"); and

          WHEREAS, the Limited Partnership Agreement was amended by a First Amendment thereto, dated August 1, 1994, to reflect the admission of EMC as a General Partner and a Limited Partner (the Limited Partnership Agreement, as amended by the First Amendment, hereinafter referred to as the "Agreement").

          WHEREAS, IBC has transferred to IGC (the "IBC Transfer") its thirty-eight and seventy-five one-hundredths percent (38.75%) Limited Partnership Interest in the Partnership, IBC has withdrawn from the Partnership, and IGC and EMC desire to amend the Agreement to reflect such transfer and withdrawal;

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the parties hereto hereby agree to amend the Agreement as follows:


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     1.   IBC Transfer.

          1.1 IGC and EMC hereby consent to the IBC Transfer and the admission of IGC as a substitute Limited Partner with respect to the Partnership Interest transferred in the IBC Transfer.

          1.2 IGC hereby represents that all of the requirements under Section 11 of the Agreement have been satisfied with respect to the IBC Transfer.

          1.3 IGC is admitted to the Partnership as a substitute Limited Partner, as that term is defined in the Agreement, with respect to the Partnership Interest transferred in the IBC Transfer.

          1.4  IBC has withdrawn as a Partner.

     2. Percentage Interests. Section 7.2 of the Agreement is revised to reflect that as a result of the IBC Transfer, IGC has a 0.01% Percentage Interest as a General Partner and a 98.99% Percentage Interest as a Limited Partner (for a total Percentage Interest of 99%), and EMC has a 0.99% Percentage Interest as a General Partner and a 0.01% Percentage Interest as a Limited Partner (for a total Percentage Interest of 1%).

     3. Capital Accounts. As a result of the IBC Transfer, IGC shall succeed to the Capital Account balance of IBC immediately before the IBC Transfer in accordance with Section 8.1(f) of the Agreement.

     4. Other Provisions of the Agreement. Except as otherwise provided in this Second Amendment, all other provisions, terms, and conditions of the Agreement shall remain in full force and effect.

     5. Counterparts. This Second Amendment may be executed in one or more counterparts and all so executed shall constitute one agreement, binding on all parties hereto, notwithstanding that all the parties are not signatory to the original or the same counterpart.

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          IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the day and year first above written.


                              GENERAL PARTNERS:

                              INTERSTATE GENERAL COMPANY L.P., a
                              Delaware limited partnership

                              By:  Interstate General
                                   Management Corporation,
                                   its managing general partner



                              By:  /s/ Donald G. Blakeman
                                   ----------------------------------
                                   Title:  Executive Vice President



                              EQUUS MANAGEMENT COMPANY, a
                              Delaware corporation

                              By:  /s/ Donald G. Blakeman
                                   ----------------------------------
                                   Title:  Executive Vice President



                              LIMITED PARTNERS:

                              INTERSTATE GENERAL COMPANY L.P., a
                              Delaware limited partnership

                              By:  Interstate General
                                   Management Corporation,
                                   its managing general partner


                              By:  /s/ Donald G. Blakeman
                                   ----------------------------------
                                   Title:  Executive Vice President


                              EQUUS MANAGEMENT COMPANY, a
                              Delaware corporation


                              By:  /s/ Donald G. Blakeman
                                   ----------------------------------
                                   Title:  Executive Vice President